Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consist of the following:

	As of December 31
(in thousands)	2017	2016
Land	$16,190	$10,410
Buildings	107,932	88,256
Machinery, equipment and fixtures	387,914	433,652
Leasehold improvements	215,445	209,612
Construction in progress	16,649	36,728
	744,130	778,658
Less accumulated depreciation	(484,772)	(544,994)
	$259,358	$233,664

Depreciation expense was $62.5 million, $64.6 million and $77.9 million in 2017, 2016 and 2015, respectively.
The Company capitalized $0.3 million and $0.4 million of interest related to the construction of a building in 2017 and 2016, respectively. No interest expense was capitalized in 2015.
In the second quarter of 2017, as a result of a challenging operating environment, Forney recorded a $0.6 million impairment charge. In the third quarter of 2017, GHG recorded an impairment charge of $0.4 million. The Company estimated the fair value of the property, plant and equipment using a market approach. Forney and GHG are included in other businesses.
In the second quarter of 2015, as a result of the sale of Kaplan’s KHE Campuses business, Kaplan recorded a $6.9 million impairment charge. The Company estimated the fair value of the property, plant and equipment using a market approach.